               AMENDMENT NO. 2 (TWO) TO CONTENT LICENSE AGREEMENT

      Reference is made to the Content License Agreement (the "Agreement") between Integrative Medicine Communications, Inc. ("IMC") and thehealthchannel.com ("Host") dated as of March 24, 2000 and Amendment No. 1 to the Agreement dated July 28, 2000. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Agreement.

      WHEREAS, the Parties wish to amend the Agreement to redefine the Term, modify payment terms, and modify the Content being licensed as herein provided.

      NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

      1. Section 7.1 of the Agreement and Section 3 of Amendment No. 1 to the Agreement shall be replaced by the following sentence:

            This Agreement shall commence upon February 1, 2001 (the "Effective Date") and shall continue in force for a term (the "Term") of seventeen months (ending June 30, 2002).

      2. Section 2.1 of the Agreement shall be replaced by the following paragraph:

            As consideration for the rights and license granted to Host hereunder for the Content, Host shall pay IMC $85,000 payable in consecutive monthly increments of $5,000 each beginning February 1, 2001. If any single payment is not received by the first of the month it is due, that payment and all remaining monthly payments for the balance of the Term shall increase to $6,250 each.

      3. The third sentence in Section 3 "Provision of Content" of the Agreement shall be deleted.

      4.    Section 2.2 of the Agreement under "Payments" shall be deleted.

      5. Exhibit A of the Agreement shall be replaced with the attached Exhibit A - Amendment No. 2 (Two).

      6. The Agreement and Amendment No. 1 (One) to the Agreement, as hereby amended, are hereby ratified and confirmed and shall remain in full force and effect.

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      IN WITNESS WHEREOF, each of the Parties has caused a duly authorized officer or agent to execute this Amendment effective as of the 31st day of January, 2001.

INTEGRATIVE MEDICINE
COMMUNICATIONS, INC.                      THEHEALTHCHANNEL.COM

By: /s/ Robert Ludorese                   By: /s/ Thomas Lonergan
    -----------------------------             ----------------------------------
    Signature of Authorized Officer           Signature of Authorized Officer

Robert Ludorese                               Thomas Lonergan
---------------------------------             ----------------------------------
    Printed Name                              Printed Name

President                                     President
---------------------------------             ----------------------------------
    Title                                     Title

                        EXHIBIT A - AMENDMENT NO. 2 (TWO)

                                     CONTENT

Patient Education (Consumer) Condition, Herb, Supplement, Drug, Depletion, and Modality Monographs from Integrative Medicine Access 2.0 with updates four times a year to include:

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      Available Formats:

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      Copyright:

            2000 Integrative Medicine Communications on all pages accept the
                  Drug Monographs
            Copyright on the Drug Monographs: 1978-2000 Lexi-Comp Inc.